SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 4, 1999
                                  -----------------




                           GENERAL MOTORS CORPORATION
                   -----------------------------------------------------
                   (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48265-1000
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------


















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ITEM 5.  OTHER EVENTS


     On October 4, 1999, General Motors Corporation announced that Sony Corp. Chief Executive Officer and President Nobuyuki Idei joined GM's Board of Directors. The press release is as follows:

                      SONY PRESIDENT AND CEO NOBUYUKI IDEI
                   JOINS THE GENERAL MOTORS BOARD OF DIRECTORS

     DETROIT -- The election of Nobuyuki Idei to the General Motors (NYSE: GM) Board of Directors was announced today by GM Chairman and Chief Executive Officer John F. Smith, Jr.

     Idei, 61, has been chief executive officer of Sony Corp. (NYSE: SNE) since June 1999. He had served as co-chief executive officer since May 1998, and as president, chief operating officer and representative director since April 1995. Prior to that, Idei had been managing director of Sony since 1994.

     The election of Idei, which is effective Nov. 1, 1999, increases the size of the GM Board to 16 members, 13 of whom are independent, outside directors.

     "Idei's strong background in international marketing, his key role in moving Sony into the digital age, and enhancing the company's renowned design and brand image bring to the GM board an invaluable level of experience and global perspective," Smith said. "He'll bring to the board a wealth of knowledge and experience regarding the Asia Pacific region -- a key growth market for GM."

     Commenting on his appointment, Idei said, "I am honored to have been elected a member of the board of GM, a leading company that I have always admired and respected. Although GM's core business is different from ours, we share a common objective and that is to supply the best possible products to consumers in the 21st century. As a member of their Board, I hope to gain a better understanding of their global management philosophy, and contribute my knowledge of the electronics industry in the digital network era."

     Idei has held several key positions at Sony since he joined the company in 1960. He was instrumental in the establishment of Sony's compact-disc market, and strengthening the company's video-cassette-recording (VCR) business. He played a key role in the establishment of Sony's European market presence, particularly through the opening of Sony France in the late 1960s and early 1970s. And since becoming president, he has led Sony's entry into the information-technology business and the company's efforts in the digital-network arena.

     Idei is a native of Tokyo, where he currently resides. He is a graduate of Waseda University, Faculty of Politics and Economics in Tokyo. He also attended L'Institut des Hautes Etudes Internationales in Geneva, Switzerland.


                                   * * * * * *











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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    October 6, 1999
        -----------------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)














































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